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                                                                    EXHIBIT 10.1

                           INDEMNIFICATION AGREEMENT


     This Agreement is made as of __________, between Aastrom Biosciences, Inc., a Michigan corporation (the "Company"), and those certain officers and directors of the Company designated on the signature page of this Agreement as Indemnitees (hereinafter referred to individually as an "Indemnitee" and collectively as the "Indemnitees").

                                    RECITALS

          A. It is essential to the Company to attract and retain as directors and officers the most capable persons available.

          B. Both the Company and Indemnitees recognize the increased risk of litigation and other claims being asserted against directors and officers of companies in today's environment.

          C. While basic protection against undue risk of personal liability of directors and officers may be provided through insurance coverage, it has become increasingly difficult to obtain such insurance on terms providing reasonable protection at reasonable cost.

          D. The Restated Articles of Incorporation and the Bylaws of the Company permit the Company to indemnify and advance expenses to its directors and officers to the full extent permitted by law; and Indemnitees have been serving and continue to serve as directors and officers of the Company in part in reliance on such Restated Articles of Incorporation and Bylaws.

          E. In recognition of Indemnitees' need for substantial protection against personal liability, the increasing difficulty in obtaining satisfactory insurance coverage, and Indemnitees' reliance on the aforesaid Restated Articles of Incorporation and Bylaws, and in part to provide Indemnitees with specific contractual assurance that the protection promised by the Restated Articles of Incorporation and Bylaws will be available to Indemnitees (regardless of, among other things, any amendment to or revocation of such Restated Articles of Incorporation or Bylaws or any change in the composition of the Company's Board of Directors), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitees to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance coverage is maintained, for the continued coverage of Indemnitees under the Company's directors' and officers', liability insurance policies.

     NOW, THEREFORE, in consideration of Indemnitees' service to the
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Company, or Indemnitees' service to another enterprise at the request of the
Company, the parties hereto agree as follows:

          1.  Certain Definitions.  As used herein, the following terms shall
              -------------------
refer to the following events or have the following meanings, as the case may be:

               a.  Change in Control is an event which shall be deemed to have
                   -----------------
occurred if any one or more of the following events occur: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) hereafter becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing twenty percent or more of the total voting power represented by the Company's then outstanding Voting Securities, excluding, however, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (ii) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office, cease for any reason to constitute a majority of the Board of Directors; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets.

               b.  Claim means (i) any threatened, pending or completed action,
                   -----
suit or proceeding, whether civil, criminal, administrative or investigative, or
(ii) any inquiry or investigation, whether instituted by the Company or any other party, that any of the Indemnitees in good faith believes might lead to the institution of any such action, suit or proceeding.

               c.  Expenses means, without limitation, attorneys' fees and all
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other costs, expenses and obligations paid or incurred in connection with (i)
investigating, defending, being a witness in or participating in (including on appeal), any Claim relating to any Indemnifiable Event, or (ii) preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.
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               d.  Indemnifiable Event means any event or occurrence related to
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the fact that any of the Indemnitees is or was a director, officer, employee, agent, trustee or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by any of the Indemnitees in any such capacity for which under applicable law a California corporation may indemnify Indemnitees, as such law exists from time to time.

               e.  Indemnitees means the officers and directors of the Company
                   -----------
as of the date of this Agreement and any future duly elected officers and directors of the Company designated on and executing the signature page of this Agreement as Indemnitees. "Indemnitee" means any one of the Indemnitees.

               f.  Independent Legal Counsel means an attorney or firm of
                   -------------------------
attorneys, selected in accordance with the provisions of Section 3, who shall not have otherwise performed services within the last three years for the Company or the Indemnitee seeking indemnification (other than services with respect to matters concerning the rights of any of the Indemnitees under this Agreement).

               g.  Reviewing Party means (i) Independent Legal Counsel or (ii)
                   ---------------
any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

               h.  Voting Securities means any securities of the Company
                   -----------------
which entitle their holders to vote generally in the election of directors.

          2.   Basic Indemnification Arrangement.
               ---------------------------------

               a.  Indemnification.  In the event Indemnitee was, is or
                   ---------------
becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of an Indemnifiable Event, the Company shall indemnify Indemnitee, to the fullest extent permitted by law and as soon as practicable (but in any event no later than thirty days after written demand is presented to the Company), against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. If requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

               b.  Exception; Determination That Indemnification or
                   --------------------------------------------- --
Advances Not Permitted.  Except as provided in Section 2(c), the obligations of
----------------------
the Company
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under Section 2(a) shall be subject to the condition that a Reviewing Party shall not have determined that Indemnitee would not be permitted to be indemnified under applicable law. Except as provided in Section 2(c), the obligation of the Company under Section 2(a) to make an Expense Advance shall be subject to the condition that, if, when and to the extent a Reviewing Party determines that Indemnitee would not be permitted to be indemnified under applicable law, the Indemnitee shall reimburse the Company for all such Expense Advances theretofore paid. For purposes of this Section 2(b), if the Reviewing Party is Independent Legal Counsel, then any such determination shall be rendered in the form of a written opinion.

               c.  Initiation of Action Concerning Right to Indemnification. In
                   --------------------------------------------------------
the event Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by a Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto. Indemnitee shall have the right to commence litigation in any court in the State of Michigan having subject matter jurisdiction and in which venue is proper in order to seek an initial determination by the court as to whether Indemnitee is entitled to indemnification and Expense Advances hereunder or in order to challenge an unfavorable determination by a Reviewing Party, including the legal or factual bases for such unfavorable determination. The Company hereby consents to service of process and to appear in any such proceeding. Unless contested by the Indemnitee as contemplated by this Section 2(c), any determination by a Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

               d.  Reviewing Party.  For purposes of this Section 2, the
                   ---------------
Reviewing Party shall be selected by the Board of Directors in circumstances where there has not been a Change in Control. In circumstances where there has been a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referenced in Section 3.

          3.   Change in Control.  The Company agrees that if there is a Change
               -----------------
in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), then with respect to all matters thereafter arising concerning the rights of Indemnitee under this Agreement or any other agreement or Company Bylaw now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such Independent Legal Counsel, among other things, shall render its
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written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of Independent Legal Counsel and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or such counsel's engagement pursuant hereto.

          4.  Indemnification for Additional Expenses.  In connection with any
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action brought by Indemnitee for (i) indemnification or advance payment of
Expenses under this Agreement or any other agreement or Company Bylaw now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policy maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance payment of Expenses or insurance recovery, as the case may be, the Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) which are incurred by Indemnitee and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee.

          5.  Partial Indemnity; Expenses.  If Indemnitee is entitled under
              ---------------------------
any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, judgments, fines, penalties or amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense (including dismissal without prejudice) of any or all Claims relating in whole or in part to an Indemnifiable Event, or in defense of any issue or matter relating in whole or in part to an Indemnifiable Event, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

          6.  Burden of Proof.  In connection with any determination by a
              ---------------
Reviewing Party as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not entitled to indemnification.

          7.  No Presumptions.  For purposes of this Agreement, the
              ---------------
termination of any claim, action, suit or proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or did have any particular belief or that a court has determined that indemnification is not permitted by applicable law. Neither the failure of a Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by a Reviewing Party that Indemnitee has not met such standard of conduct or did not have
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such belief, prior to the commencement of legal proceedings by Indemnitee as contemplated in Section 2(c), shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

          8.  Nonexclusivity, Etc.  The rights of the Indemnitees hereunder
              --------------------
shall be in addition to any other rights Indemnitees may have under the Company's Restated Articles of Incorporation, Bylaws, the applicable corporate law, or otherwise. To the extent that a change in the applicable corporate law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Restated Articles of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitees shall enjoy by this Agreement the greater benefits so afforded by such change.

          9.  Liability Insurance.  To the extent the Company maintains an
              -------------------
insurance policy or policies providing directors' and officers' liability insurance, Indemnitees shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

         10.  Period of Limitations.  No legal action shall be brought and no
              ---------------------
claim or cause of action shall be asserted by or in the right of the Company against any of the Indemnitees, Indemnitees' spouses, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such claim or cause of action. Any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such claim or cause of action, such shorter period shall govern.

         11.  Amendments, Etc.  Any amendment to this Agreement necessitated
              ---------------
by the election of a person who is not a party to this Agreement to the position of director and/or officer of the Company need only by executed by the Company and such person as an Indemnitee; provided, however, that no other supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

         12.  Subrogation.  In the event of payment under this Agreement, the
              -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of any of the Indemnitees. Indemnitees shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         13.  No Duplication of Payments.  The Company shall not be liable
              --------------------------
under this Agreement to make any payment in connection with any Claim made against any of the Indemnitees to the extent any of the Indemnitees has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

         14.  Binding Effect, Etc.  This Agreement shall be binding upon and
              --------------------
inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitees continue to serve as officers and directors of the Company or of any other enterprise at the Company's request.

         15.  Severability.  The provisions of this Agreement shall be
              ------------
severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect. The validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by laws.

         16.  Counterparts.  This Agreement may be executed in any number of
              ------------
identical counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument when each party has signed one such counterpart.

         17.  Governing Law.  This Agreement shall be governed by and
              -------------
construed and enforced in accordance with the laws of the State of Michigan.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                   AASTROM BIOSCIENCES, INC.


                                   By:________________________________
                                   R. Douglas Armstrong, Ph.D.,
                                   President
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     The following officers and directors are covered by this Agreement as
Indemnitees:



______________________________            ______________________________
Name:                                     Name:
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Name:                                     Name:
Title:                                    Title:



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Name:                                     Name:
Title:                                    Title: